SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 3, 2004
                                                          (May 3, 2004)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                  0-10592                             14-1630287
       ----------------------------          --------------------------
         (Commission File Number)         (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------




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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on May 3, 2004 announcing the retirement of Nancy A. McNamara, Senior Vice President, effective April 30, 2004. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.        Description
                  -------------------        -----------
                           99(a)             Press release dated May 3, 2004
                                             announcing  the retirement of
                                             Nancy A. McNamara, Senior Vice
                                             President,effective April 30, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 3, 2004

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                  By:/s/ Robert T. Cushing
                                ----------------------------
                                     Robert T. Cushing
                                     Executive Vice President and
                                     Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
      99(a)                Press release dated May 3, 2004           5
                           2004,   announcing the retirement of
                           Nancy A. McNamara, Senior Vice
                           President, effective April 30, 2004.





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                                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                               News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                              NASDAQ - TRST

Contact:         Robert M. Leonard
                 Vice President
                 518-381-3693



FOR IMMEDIATE RELEASE:


Glenville, New York - May 3, 2004 - TrustCo Bank Corp NY today announced the retirement of Nancy A. McNamara, Senior Vice President, effective April 30, 2004.

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department that has $961 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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